UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

July 24, 2025

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction

of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415) 919-4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on July 24, 2025 (the “Annual Meeting”). At the Annual Meeting, there were 3,147,995 shares of the Registrant’s common stock outstanding and entitled to vote, and 1,855,160 (58.93%) were represented at the Annual Meeting in person and by proxy. The following proposals, as described in greater detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 11, 2025 (the “Proxy Statement”) were voted on at the Annual Meeting. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

1. Proposal to elect four members of the Registrant’s Board of Directors. The nominees were elected with the following votes:

Director	For	Withheld	Broker Non-Votes
Michael Breen	1,182,795	13,865	658,500
Charles J. Casamento	1,179,274	17,386	658,500
Hilary Kramer	1,180,361	16,299	658,500
David C. Mun-Gavin	1,182,672	13,988	658,500

2. The proposal to ratify the appointment of Weinberg & Company, P.A. as the Registrant’s independent accountants for the year ending December 31, 2025 was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
1,794,403	59,346	1,411	—

3. The proposal to approve, on a non-binding advisory basis, the Registrant’s executive compensation was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
1,173,577	20,396	2,687	658,500

4. The proposal to approve, pursuant to Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 19.99% or more of the Registrant’s outstanding shares of Common Stock, with respect to the transactions contemplated by (a) the Securities Purchase Agreement, dated May 12, 2025, by and between the Registrant and the purchasers identified therein, including the issuance of shares of Common Stock upon the (i) conversion of the Registrant’s Series L 10% Convertible Preferred Stock and (ii) exercise of (x) warrants to purchase shares of Common Stock and (y) warrants to purchase up to a number of shares of Common Stock equal to the number of Greenshoe Conversion Shares and (b) the Common Shares Purchase Agreement, as amended, dated May 14, 2025, by and between the Registrant and the investors identified therein was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
1,174,020	21,242	1,398	658,500

5. The proposal to approve Amendment No. 1 to the GT Biopharma, Inc. 2022 Omnibus Incentive Plan increasing the number of shares available for future awards thereunder by 583,334 shares of Common Stock was approved with the following votes:

For	Against	Abstain	Broker Non-Votes
1,151,610	35,021	10,029	658,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: July 24, 2025	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer